Supplemental Information
for the Quarter Ended June 30, 2013

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio at the end of the quarter consisted of 31 geographically diverse enclosed malls, encompassing over 21 million square feet in 19 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $200.0 million.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-comparable revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer	andrew.silberfein@rouseproperties.com
Benjamin Schall	Chief Operating Officer	benjamin.schall@rouseproperties.com
John Wain	Chief Financial Officer	john.wain@rouseproperties.com
Timothy Salvemini	Chief Accounting Officer	timothy.salvemini@rouseproperties.com
Brian Harper	Executive Vice President, Leasing	brian.harper@rouseproperties.com
Susan Elman	Executive Vice President, General Counsel	susan.elman@rouseproperties.com
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Dividend

•	Current policy as of August 1, 2013, quarterly dividend of $0.13 per share ($0.52 per share annualized).

•	The Board of Directors declared a common stock dividend of $0.13 per share payable on October 31, 2013 to stockholders of record on October 15, 2013.

Common Share Trading Statistics

	June 30, 2013	March 31, 2013
High	$22.17	$18.52
Low	$17.73	$16.20
Close	$19.62	$18.10
Volume	10,949,100	13,348,100

Shares Outstanding

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Common shares outstanding	49,637,556	49,225,133	49,637,556	49,225,133
Class B shares outstanding	—	359,056	—	359,056
Total common shares outstanding	49,637,556	49,584,189	49,637,556	49,584,189
Treasury stock	4,160	—	4,160	—
Total common shares issued (1)	49,641,716	49,584,189	49,641,716	49,584,189
Net number of common shares issuable assuming exercise of stock options (2)	579,385	—	579,385	—
Total common shares - diluted (1)	50,221,101	49,584,189	50,221,101	49,584,189
Weighted average common shares outstanding - basic (3)	49,342,013	49,242,014	49,337,110	43,013,900
Weighted average common shares outstanding - diluted (3)(4)	49,342,013	49,242,014	49,337,110	43,013,900
`

(1) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(2) Based upon the weighted average stock price for the three months ended June 30, 2013 and 2012.
(3) Calculated in accordance with GAAP for the three and six months ended June 30, 2013 and 2012.
(4) Dilutive shares are excluded as the Company is in a net operating loss position and their effects are anti-dilutive.

Q2 2013 Supplemental Package	3

Financial Overview

Consolidated Balance Sheets

(In thousands)	June 30, 2013 (Unaudited)	December 31, 2012

Assets:
Investment in real estate:
Land	$305,641	$339,988
Buildings and equipment	1,283,552	1,312,767
Less accumulated depreciation	(137,002)	(116,336)
Net investment in real estate	1,452,191	1,536,419
Cash and cash equivalents	17,663	8,092
Restricted cash	50,248	44,559
Demand deposit from affiliate (1)	45,039	150,163
Accounts receivable, net	27,312	25,976
Deferred expenses, net	39,054	40,406
Prepaid expenses and other assets, net	78,764	99,458
Total assets	$1,710,271	$1,905,073

Liabilities:
Mortgages, notes and loans payable	$1,133,695	$1,283,491
Accounts payable and accrued expenses, net	80,604	88,686
Total liabilities	1,214,299	1,372,177

Commitments and contingencies	—	—

Equity:
Preferred Stock (2)	—	—
Common stock (3)	497	493
Class B common stock (4)	—	4
Additional paid-in capital	577,115	588,668
Accumulated deficit	(81,751)	(56,380)
Total stockholders' equity	495,861	532,785
Non-controlling interest	111	111
Total equity	495,972	532,896
Total liabilities and equity	$1,710,271	$1,905,073

(1) Demand deposit with Brookfield U.S. Holdings Inc. The note earns interest at LIBOR (30 day) plus 1.05% and is payable the earlier of three days notice or on August 14, 2013.
(2) Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding at June 30, 2013 and December 31, 2012.
(3) Common stock: $0.01 par value; 500,000,000 shares authorized, 49,641,716 issued and 49,637,556 outstanding at June 30, 2013 and 49,246,087 issued and 49,235,528 outstanding at December 31, 2012.
(4) Class B common stock: $0.01 par value; 1,000,000 shares authorized, 0 and 359,056 issued and 0 and 359,056 outstanding at June 30, 2013 and December 31, 2012.

Q2 2013 Supplemental Package	4

Financial Overview

Consolidated and Combined Statements of Operations and Comprehensive Income (Loss)

	Three Months Ended		Six Months Ended
(In thousands, except per share amounts)	June 30, 2013 (Unaudited)	June 30, 2012 (Unaudited)	June 30, 2013 (Unaudited)	June 30, 2012 (Unaudited)
Revenues:
Minimum rents	$39,834	$36,505	$78,563	$72,271
Tenant recoveries	16,155	16,000	32,335	31,573
Overage rents	841	649	2,291	2,013
Other	1,551	1,268	2,685	2,332
Total revenues	58,381	54,422	115,874	108,189
Expenses:
Real estate taxes	6,069	5,424	11,784	11,257
Property maintenance costs	2,925	3,161	6,203	6,428
Marketing	660	625	1,312	1,051
Other property operating costs	14,210	14,075	27,817	27,615
Provision for doubtful accounts	350	405	499	646
General and administrative	5,248	5,240	10,099	10,384
Depreciation and amortization	15,563	16,032	31,670	33,163
Other	969	1,983	1,467	6,442
Total expenses	45,994	46,945	90,851	96,986
Operating income	12,387	7,477	25,023	11,203

Interest income	125	8	326	9
Interest expense	(21,659)	(22,008)	(41,303)	(50,320)
Loss before income taxes and discontinued operations	(9,147)	(14,523)	(15,954)	(39,108)
Provision for income taxes	(219)	(173)	(254)	(239)
Loss from continuing operations	(9,366)	(14,696)	(16,208)	(39,347)
Discontinued operations:
Loss from discontinued operations	(513)	(1,244)	(23,158)	(2,670)
Gain on extinguishment of debt	13,995	—	13,995	—
Discontinued operations, net	13,482	(1,244)	(9,163)	(2,670)
Net income (loss)	$4,116	$(15,940)	$(25,371)	$(42,017)

Loss from continuing operations per share- Basic and Diluted (1)	$(0.19)	$(0.30)	$(0.33)	$(0.91)

Net income (loss) per share - Basic and Diluted (1)	$0.08	$(0.32)	$(0.51)	$(0.98)

Dividends declared per share	$0.13	$0.07	$0.26	$0.07

Comprehensive income (loss):
Net income (loss)	$4,116	$(15,940)	$(25,371)	$(42,017)
Other comprehensive income (loss):
Net unrealized gain (loss) on financial instrument	—	65	—	(65)
Comprehensive income (loss)	$4,116	$(15,875)	$(25,371)	$(42,082)

(1) Calculated using weighted average number of shares of 49,342,013 and 49,242,014 for the three months ended June 30, 2013 and 2012, respectively and 49,337,110 and 43,013,900 for the six months ended June 30, 2013 and 2012, respectively.

Q2 2013 Supplemental Package	5

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	June 30, 2013					June 30, 2012
(In thousands)	(Unaudited)					(Unaudited)
	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$39,834	$1,698	$41,532	$3,330	$44,862	$36,505	$1,567	$38,072	$4,917	$42,989
Tenant recoveries	16,155	657	16,812	—	16,812	16,000	915	16,915	—	16,915
Overage rents	841	18	859	—	859	649	10	659	—	659
Other	1,551	52	1,603	—	1,603	1,268	35	1,303	—	1,303
Total revenues	58,381	2,425	60,806	3,330	64,136	54,422	2,527	56,949	4,917	61,866
Operating Expenses:
Real estate taxes	6,069	141	6,210	—	6,210	5,424	151	5,575	—	5,575
Property maintenance costs	2,925	150	3,075	—	3,075	3,161	190	3,351	—	3,351
Marketing	660	21	681	—	681	625	35	660	—	660
Other property operating costs (2)	14,210	884	15,094	(30)	15,064	14,075	917	14,992	(31)	14,961
Provision for doubtful accounts	350	11	361	—	361	405	46	451	—	451
Total operating expenses	24,214	1,207	25,421	(30)	25,391	23,690	1,339	25,029	(31)	24,998

Net operating income	34,167	1,218	35,385	3,360	38,745	30,732	1,188	31,920	4,948	36,868

General and administrative (3)(4)	5,248	—	5,248	(63)	5,185	5,240	—	5,240	—	5,240
Other	969	—	969	(969)	—	1,983	—	1,983	(1,983)	—
Subtotal	27,950	1,218	29,168	4,392	33,560	23,509	1,188	24,697	6,931	31,628

Interest income	125	—	125	—	125	8	—	8	—	8
Interest expense
Amortization and write-off of market rate adjustments	(2,252)	(541)	(2,793)	2,793	—	(2,107)	(554)	(2,661)	2,661	—
Amortization and write-off of deferred financing costs	(2,853)	(49)	(2,902)	2,902	—	(3,746)	(54)	(3,800)	3,800	—
Debt extinguishment costs	(1,026)	—	(1,026)	1,026	—	—	—	—	—	—
Interest on debt	(15,528)	(946)	(16,474)	—	(16,474)	(16,155)	(1,083)	(17,238)	—	(17,238)
Provision for income taxes	(219)	—	(219)	219	—	(173)	—	(173)	173	—
Funds from operations	$6,197	$(318)	$5,879	$11,332	$17,211	$1,336	$(503)	$833	$13,565	$14,398
Funds from operations per share - basic and diluted (5)					$0.35					$0.29
Funds from operations per share - common (6)					$0.35					$0.29
Funds from operations per share - diluted (6)					$0.34					$0.29

(1) Core adjustments includes the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(889) and $(1,657), above / below market lease amortization of $3,969 and $6,574 and tenant inducement amortization of $250 and $0 for the three months ended June 30, 2013 and 2012, respectively.
(2) Core adjustments include above / below market ground lease amortization of $30 and $31 for the three months ended June 30, 2013 and 2012, respectively.
(3) General and administrative costs include $775 and $243 of non-cash stock compensation expense for the three months ended June 30, 2013 and 2012, respectively.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $63 for the three months ended June 30, 2013.
(5) Calculated using weighted average number of shares of 49,342,013 and 49,242,014 for the three months ended June 30, 2013 and 2012.
(6) Assumes 49,641,716 and 49,584,189 common shares and 50,221,101 and 49,584,189 diluted common shares as of the quarter ended June 30, 2013 and 2012, respectively.

Q2 2013 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Six Month Period Ended

	June 30, 2013					June 30, 2012
(In thousands)	(Unaudited)					(Unaudited)
	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$78,563	$3,117	$81,680	$7,236	$88,916	$72,271	$3,013	$75,284	$9,853	$85,137
Tenant recoveries	32,335	1,475	33,810	—	33,810	31,573	1,939	33,512	—	33,512
Overage rents	2,291	72	2,363	—	2,363	2,013	91	2,104	—	2,104
Other	2,685	148	2,833	—	2,833	2,332	125	2,457	—	2,457
Total revenues	115,874	4,812	120,686	7,236	127,922	108,189	5,168	113,357	9,853	123,210
Operating Expenses:
Real estate taxes	11,784	301	12,085	—	12,085	11,257	308	11,565	—	11,565
Property maintenance costs	6,203	286	6,489	—	6,489	6,428	364	6,792	—	6,792
Marketing	1,312	49	1,361	—	1,361	1,051	70	1,121	—	1,121
Other property operating costs (2)	27,817	1,682	29,499	(61)	29,438	27,615	1,776	29,391	(62)	29,329
Provision for doubtful accounts	499	1	500	—	500	646	68	714	—	714
Total operating expenses	47,615	2,319	49,934	(61)	49,873	46,997	2,586	49,583	(62)	49,521

Net operating income	68,259	2,493	70,752	7,297	78,049	61,192	2,582	63,774	9,915	73,689

General and administrative (3)(4)	10,099	—	10,099	(94)	10,005	10,384	—	10,384	—	10,384
Other (5)	1,467	—	1,467	(1,467)	—	6,442	—	6,442	(6,442)	—
Subtotal	56,693	2,493	59,186	8,858	68,044	44,366	2,582	46,948	16,357	63,305

Interest income	326	—	326	—	326	9	—	9	—	9
Interest expense
Amortization and write-off of market rate adjustments	(3,548)	(1,131)	(4,679)	4,679	—	(13,246)	(1,096)	(14,342)	14,342	—
Amortization and write-off of deferred financing costs	(4,978)	(103)	(5,081)	5,081	—	(5,369)	(99)	(5,468)	5,468	—
Debt extinguishment costs	(1,886)	—	(1,886)	1,886	—	—	—	—	—	—
Interest on debt	(30,891)	(1,993)	(32,884)	—	(32,884)	(31,705)	(2,173)	(33,878)	—	(33,878)
Provision for income taxes	(254)	—	(254)	254	—	(239)	—	(239)	239	—
Funds from operations	$15,462	$(734)	$14,728	$20,758	$35,486	$(6,184)	$(786)	$(6,970)	$36,406	$29,436
Funds from operations per share - basic and diluted (6)					$0.72					$0.68
Funds from operations per share - common (7)					$0.71					$0.59
Funds from operations per share - diluted (7)					$0.71					$0.59

(1) Core adjustments includes the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(1,853) and $(3,156), above / below market lease amortization of $8,589 and $13,009 and tenant inducement amortization of $500 and $0 for the six months ended June 30, 2013 and 2012, respectively.
(2) Core adjustments include above / below market ground lease amortization of $61 and $62 for the six months ended June 30, 2013 and 2012, respectively.
(3) General and administrative costs include $1,497 and $1,015 of non-cash stock compensation expense for the six months ended June 30, 2013 and 2012, respectively.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $94 for the six months ended June 30, 2013.
(5) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs.
(6) Calculated using weighted average number of shares of 49,337,110 and 43,013,900 for the six months ended June 30, 2013 and 2012.
(7) Assumes 49,641,716 and 49,584,189 common shares and 50,221,101 and 49,584,189 diluted common shares as of the six ended June 30, 2013 and 2012, respectively.

Q2 2013 Supplemental Package	7

Financial Schedules

Core NOI Summary

	Three Months Ended		Six Months Ended
(In thousands)	June 30, 2013 (Unaudited)	June 30, 2012 (Unaudited)	June 30, 2013 (Unaudited)	June 30, 2012 (Unaudited)

Consolidated net operating income	$34,167	$30,732	$68,259	$61,192
Add / (less) :
Discontinued operations	1,218	1,188	2,493	2,582
Core NOI adjustments	3,360	4,948	7,297	9,915
Core net operating income	38,745	36,868	78,049	73,689
Add / (less):
Acquisitions and dispositions (1)	(4,635)	(2,911)	(9,520)	(5,761)
Lease termination income and other	(218)	(70)	(253)	(217)
Same property core net operating income	$33,892	$33,887	$68,276	$67,711
Same property change %	0.01%		0.83%

(1) Represents the acquisitions of Grand Traverse Mall and the Mall at Turtle Creek which were acquired in February 2012 and December 2012 and the disposition of Boulevard Mall in June 2013.

Q2 2013 Supplemental Package	8

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Six Months Ended
(In thousands)	June 30, 2013 (Unaudited)	June 30, 2012 (Unaudited)	June 30, 2013 (Unaudited)	June 30, 2012 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
NOI:	$35,385	$31,920	$70,752	$63,774
Discontinued operations	(1,218)	(1,188)	(2,493)	(2,582)
General and administrative	(5,248)	(5,240)	(10,099)	(10,384)
Other	(969)	(1,983)	(1,467)	(6,442)
Depreciation and amortization	(15,563)	(16,032)	(31,670)	(33,163)
Operating income	$12,387	$7,477	$25,023	$11,203

Reconciliation of FFO to GAAP Net income (loss) attributable to common stockholders
FFO:	$5,879	$833	$14,728	$(6,970)
Discontinued operations	(195)	(741)	(763)	(1,884)
Depreciation and amortization	(15,563)	(16,032)	(31,670)	(33,163)
Provision for impairment	—	—	(21,661)	—
Gain on extinguishment of debt	13,995	—	13,995	—
Net income (loss) attributable to common stockholders	$4,116	$(15,940)	$(25,371)	$(42,017)

Weighted average numbers of shares outstanding	49,342,013	49,242,014	49,337,110	43,013,900
Net income (loss) per share	$0.08	$(0.32)	$(0.51)	$(0.98)

Q2 2013 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	Month	Year	Rate			2013	2014	2015	2016	2017	After	Mortgage Details
West Valley Mall (1)	Jan	2014	3.43%	$47,345	$46,164	$1,181	$—	$—	$—	$—	$—	Non-recourse / fixed
Southland Mall (CA) (1)	Jan	2014	3.62	72,131	70,709	1,422	—	—	—	—	—	Non-recourse / fixed
Steeplegate (1)	Aug	2014	4.94	48,896	46,849	926	1,121	—	—	—	—	Non-recourse / fixed
Vista Ridge Mall (1)	Apr	2016	6.87	72,567	64,660	1,297	2,733	2,926	951	—	—	Non-recourse / fixed
Washington Park Mall	Apr	2016	5.35	11,047	9,988	175	367	387	130	—	—	Non-recourse / fixed
Turtle Creek	Jun	2016	6.54	79,068	76,079	453	967	1,033	536	—	—	Non-recourse / fixed
Collin Creek (1)	Jul	2016	6.78	61,187	54,423	981	2,079	2,226	1,478	—	—	Non-recourse / fixed
Bayshore Mall (1)	Aug	2016	7.13	28,194	24,699	474	999	1,073	949	—	—	Non-recourse / fixed
Grand Traverse (1)	Feb	2017	5.02	60,882	57,266	524	954	1,004	1,048	86	—	Non-recourse / fixed
NewPark Mall (2)	May	2017	4.24	66,500	63,050	387	809	860	915	479	—	Non-recourse / floating
Sikes Senter (1)	Jun	2017	5.20	56,340	48,194	846	1,768	1,863	2,554	1,115	—	Non-recourse / fixed
Knollwood Mall	Oct	2017	5.35	36,810	31,113	529	1,109	1,171	1,615	1,273	—	Non-recourse / fixed
Pierre Bossier	May	2022	4.94	47,756	39,891	357	746	784	818	866	4,294	Non-recourse / fixed
Pierre Bossier Anchor	May	2022	4.85	3,758	2,894	40	82	86	90	95	471	Non-recourse / fixed
Southland Center (MI)	Jul	2022	5.09	77,761	65,085	556	1,168	1,230	1,284	1,363	7,075	Non-recourse / fixed
Animas Valley	Nov	2022	4.41	51,322	41,844	411	858	897	931	980	5,401	Non-recourse / fixed
Lakeland Mall	Mar	2023	4.17	69,813	55,951	571	1,188	1,239	1,285	1,348	8,231	Non-recourse / fixed
Valley Hills Mall	July	2023	4.47	68,000	54,921	427	1,080	1,130	1,174	1,237	8,031	Non-recourse / fixed

Total property level debt			5.11	959,377	853,780	11,557	18,028	17,909	15,758	8,842	33,503

Property Term Loan (3)	Jan	2015	4.70	187,946	187,946	—	—	—	—	—	—
Revolver (3)(4)	Jan	2015	4.70	—	—	—	—	—	—	—	—
Subordinated credit facility (5)	Jun	2015	9.50	—	—	—	—	—	—	—	—

Total corporate level debt				187,946	187,946	—	—	—	—	—	—
Total Debt Outstanding			5.05%	$1,147,323	$1,041,726	$11,557	$18,028	$17,909	$15,758	$8,842	$33,503

Total Debt				$1,147,323
Market rate adjustment				(13,628)
Total debt outstanding				$1,133,695

(1) Prepayable without a penalty.
(2) LIBOR (30 day) plus 405 basis points.
(3) LIBOR (30 day) plus 450 basis points.
(4) $150 million Revolver. As of August 1, 2013, the Revolver was undrawn.
(5) $100 million Subordinated Revolver. LIBOR (30 day) plus 850 basis points. LIBOR is subject to floor of 1.0%. As of August 1, 2013, the subordinated credit facility was undrawn.

Q2 2013 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	2013	2014	2015	2016	2017	After	Total
Balloon payment	$—	$163,722	$187,946	$229,849	199,623	$260,586	$1,041,726
Amortization	11,557	18,028	17,909	15,758	8,842	33,503	105,597
Debt maturity and amortization	$11,557	181,750	$205,855	$245,607	208,465	$294,089	$1,147,323
Weighted average interest rate of expiring debt	—%	3.95%	4.71%	6.70%	4.87%	4.63%	5.05%

(In thousands)	Property-Level Debt	Term Loan	Revolver	Subordinated facility	Total
Beginning balance as of December 31, 2012	$1,029,339	$287,946	$—	$—	$1,317,285
Term Loan paydown	—	(100,000)	—	—	(100,000)
Lakeland Square refinancing	70,000	—	—	—	70,000
Lakeland Square payoff	(50,297)	—	—	—	(50,297)
NewPark Mall refinancing	66,500	—	—	—	66,500
NewPark Mall payoff	(62,930)	—	—	—	(62,930)
Valley Hills refinancing	68,000	—	—	—	68,000
Valley Hills payoff	(51,405)	—	—	—	(51,405)
Boulevard Mall debt extinguishment	(96,515)	—	—	—	(96,515)
Mortgage loan amortization	(13,315)	—	—	—	(13,315)
Ending balance as of June 30, 2013	$959,377	$187,946	$—	$—	$1,147,323

Weighted Average Balance	$1,033,338	$200,101	$—	$—	$1,233,439

Q2 2013 Supplemental Package	11

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	June 30, 2013 (Unaudited)	December 31, 2012

Above-market tenant leases, net	$70,733	$89,407
Deposits	1,728	796
Below-market ground leases, net	1,845	1,906
Prepaid expenses	3,746	3,563
Other	712	3,786
Total prepaid expenses and other assets, net	$78,764	$99,458

Accounts Payable and Accrued Expenses, Net

(In thousands)	June 30, 2013 (Unaudited)	December 31, 2012

Below-market tenant leases, net	$28,722	$35,068
Accounts payable and accrued expenses	10,719	12,696
Accrued interest	3,805	3,546
Accrued real estate taxes	9,527	9,894
Accrued dividend	6,453	3,479
Deferred income	2,435	3,201
Accrued payroll and other employee liabilities	3,046	1,230
Construction payable	9,458	9,979
Tenant and other deposits	1,460	1,629
Asset retirement obligation liability	4,630	4,503
Other	349	3,461
Total accounts payable and accrued expenses, net	$80,604	$88,686

Q2 2013 Supplemental Package	12

Portfolio Operating Metrics

Development Activity
As of June 30, 2013

Strategic Capital Redevelopment Projects:

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Yield	Construction Start Date	Expected Opening Date
Silver Lake Mall	Convert anchor space and unproductive inline space to Jo-Ann Fabrics and The Sports Authority	62,300	$4,420	$4,420	12.1%	Q4 2012	Q2 2013
Coeur D'Alene, ID
Lakeland Square	Convert anchor space and unproductive inline space to Cinemark Theater and The Sports Authority	89,000	$13,000	$7,551	9 - 10%	Q4 2012	Q4 2013
Lakeland, FL
Bayshore Mall	Convert unproductive space to accomodate new tenants including: TJ Maxx, Ulta, and The Sports Authority	60,000	$8,300	$557	10 - 11%	Q2 2013	Q1 2014
Eureka, CA
Lansing Mall	Replace vacant anchor space with Regal Cinema and add multiple outparcels	66,000	$14,900	$144	9 - 10%	Q2 2013	Q3 2014
Lansing, MI

Q2 2013 Supplemental Package	13

Portfolio Operating Metrics

Key Operating Performance Indicators
As of June 30, 2013

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	31	9,816	4,785	6,651	21,252

Operating Metrics

	% Leased (2)	% Occupied (3)	Tenant Sales (4)	Occupancy Cost (5)
Total Rouse Properties Portfolio	89.9%	86.5%	$297	12.4%

	Same Property Portfolio
	In-Place Rent < 10k SF (6)
	June 30, 2013	June 30, 2012
Freestanding	$19.35	$17.42
Mall	38.63	38.01
Total Same Property Portfolio	36.82	36.39

	Total Portfolio
	In-Place Rent < 10k SF (6)
	June 30, 2013	June 30, 2012
Freestanding	$19.03	$17.30
Mall	38.61	38.95
Total Portfolio	36.79	37.25

	Tenant Allowances
	Tenants < 10k SF		Tenants > 10k SF
	Three Months Ended June 30, 2013
	New	Renewal	New	Renewal
Total square feet leased	53,822	180,531	221,048	93,235
Tenant average allowance per square foot	$17.19	$0.00	$19.89	$0.00
(1) See Property Schedule on page 15 for individual details.
(2) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(3) Represents tenants' physical or economic presence in regional malls and excludes traditional anchor stores.
(4) Trailing twelve month tenant sales for mall stores less than 10,000 square feet.
(5) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(6) Weighted average rent of mall and freestanding stores as of June 30, 2013 and March 31, 2013. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q2 2013 Supplemental Package	14

Portfolio Operating Metrics

Summary of Properties (1)
As of June 30, 2013

Property Name	Rouse Own %	Location	Anchors	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	100%	Farmington, NM	Dillard's, JCPenney, Sears	275,911	188,817	—	464,728	93.7%	92.9%
Bayshore Mall	100%	Eureka, CA	Sears, Kohl's, Walmart	399,060	87,939	132,319	619,318	79.0	72.6
Birchwood Mall	100%	Port Huron, MI	Sears, Younkers, Macy's, Target, JCPenney	303,205	161,216	264,918	729,339	92.6	84.2
Cache Valley Mall	100%	Logan, UT	Dillard's, Dillard's Men's & Home, JCPenney	240,208	145,832	—	386,040	94.0	94.0
Chula Vista Center	100%	Chula Vista, CA	Burlington Coat, JCPenney, Macy's, Sears	319,785	163,232	392,500	875,517	90.6	89.9
Collin Creek	100%	Plano, TX	Dillard's, Sears, JCPenney, Macy's	327,455	176,259	613,824	1,117,538	83.3	81.3
Colony Square Mall	100%	Zanesville, OH	Elder-Beerman, JCPenney	356,728	78,440	58,997	494,165	83.6	79.9
Gateway Mall	100%	Springfield, OR	Kohl's, Sears, Target	486,735	218,055	113,613	818,403	97.9	93.2
Grand Traverse Mall	100%	Traverse City, MI	JCPenney, Macy's, Target	306,199	—	283,349	589,548	87.5	85.9
Knollwood Mall	100%	St. Louis Park, MN	Kohl's	383,893	80,684	—	464,577	90.8	90.8
Lakeland Square	100%	Lakeland, FL	JCPenney, Dillard's, Sears, Macy's, Burlington Coat	351,694	276,358	257,353	885,405	90.5	81.7
Lansing Mall	100%	Lansing, MI	JC Penny, Younkers, Macy's	505,876	210,900	103,000	819,776	89.0	82.1
Mall St. Vincent	100%	Shreveport, LA	Dillard's, Sears	183,743	—	348,000	531,743	87.0	87.1
Newpark Mall	100%	Newark, CA	Burlington Coat Factory, JC Penny, Macy's, Sears	373,650	405,004	335,870	1,114,524	87.1	83.9
North Plains Mall	100%	Clovis, NM	Beall's, Dillard's, JCPenney, Sears	109,091	194,081	—	303,172	93.9	93.9
Pierre Bossier Mall	100%	Bossier City, LA	JCPenney, Sears, Dillard's, Virginia College	264,165	59,156	288,328	611,649	95.1	92.5
Sierra Vista, The Mall at	100%	Sierra Vista, AZ	Dillard's, Sears	173,914	—	196,492	370,406	99.5	95.0
Sikes Senter	100%	Wichita Falls, TX	Dillard's, JCPenney, Sears, Dillard's Men's and Home	291,015	374,690	—	665,705	94.9	94.9
Silver Lake Mall	100%	Coeur D' Alene, ID	JCPenney, Macy's, Sears	147,306	172,253	—	319,559	83.6	83.6
Southland Center	100%	Taylor, MI	JC Penny, Macy's	322,060	290,660	292,377	905,097	91.5	89.9
Southland Mall	100%	Hayward, CA	JCPenney, Kohl's, Macy's, Sears	559,561	445,896	292,000	1,297,457	94.9	76.1
Spring Hill Mall	100%	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's	487,628	134,148	547,432	1,169,208	84.9	81.7
Steeplegate Mall	100%	Concord, NH	Bon Ton, JCPenney, Sears	223,773	256,347	—	480,120	76.8	73.6
Three Rivers Mall	100%	Kelso, WA	JCPenney, Macy's	276,344	140,574	—	416,918	83.9	80.4
Turtle Creek, The Mall at	100%	Jonesboro, AR	Dillard's, JCPenney, Target	367,420	—	364,217	731,637	92.8	91.6
Valley Hills Mall	100%	Hickory, NC	Belk, Dillard's, JCPenney, Sears	321,942	—	611,516	933,458	86.5	86.5
Vista Ridge Mall	100%	Lewisville, TX	Dillard's, JCPenney, Macy's, Sears	391,063	—	670,210	1,061,273	90.0	90.3
Washington Park Mall	100%	Bartlesville, OK	JCPenney, Sears, Dillard's	161,862	122,894	71,402	356,158	97.2	97.2
West Valley Mall	100%	Tracy, CA	JCPenney, Macy's, Sears, Target	536,888	236,454	111,836	885,178	92.4	92.4
Westwood Mall	100%	Jackson, MI	Elder-Beerman, Wal-Mart, JCPenney	143,779	70,500	301,188	515,467	85.0	81.5
White Mountain Mall	100%	Rock Springs, WY	Herberger's, JCPenney	224,383	94,482	—	318,865	99.0	96.8
Total Rouse Portfolio				9,816,336	4,784,871	6,650,741	21,251,948	89.9%	86.5%

(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries

Q2 2013 Supplemental Package	15

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of June 30, 2013

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)
Specialty Leasing (3)	414	1,027,441	$9.90
Permanent Leasing
2012 and prior	13	28,822	26.05
2013	89	257,763	32.64
2014	341	1,219,898	28.37
2015	269	971,411	31.37
2016	240	852,967	35.44
2017	193	733,081	39.02
2018	126	703,050	29.69
2019	60	469,903	26.84
2020	38	205,647	29.67
2021	52	389,562	24.45
Subsequent	198	1,956,387	23.84
Total Permanent Leasing	1,619	7,788,491	$29.63
Total Leasing	2,033	8,815,932

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are freestanding spaces and leases paying percent rent in lieu of base rent minimum.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q2 2013 Supplemental Package	16

Portfolio Operating Metrics

Top Ten Tenants
As of June 30, 2013

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other	Square Footage (000's)	Total	Rouse Owned
Limited Brands, Inc.	Bath & Body Works, White Barn Candle Co., Victoria's Secret	4.9%	234	56	56
Foot Locker, Inc	Champs Sports, Foot Locker, Lady Foot Locker, Kids Foot Locker, Footaction USA	3.2	199	46	46
Cinemark USA, Inc.	Cinemark	2.4	298	6	6
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	2.0	102	19	19
JCPenney Company, Inc	JCPenney	1.9	2,213	25	14 (1)
Sears Holding Corporation	Sears	1.9	2,737	21	10
Aeropostale	Aeropostale, PS from Aeropostale	1.8	76	23	23
Luxottica Retail North America Inc.	Lenscrafters, Pearle Vision, Pearle Vision Express, Sunglass Hut, Watch Station	1.7	62	30	30
Zales Corporation	Gordon's Jewelers, Piercing Pagoda, Totally Pagoda, Zales Jewelers	1.7	41	36	36
Sterling Jewelers, Inc.	JB Robinson Jewelers, Kay Jewelers, Weisfields Jewelers	1.7	42	28	28
Totals		23.2%	6,004	290	268

(1) Does not include three locations in which Rouse owns the land which is ground leased to JCPenney.

Q2 2013 Supplemental Package	17

Portfolio Operating Metrics

Leasing Activity
As of June 30, 2013

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)
Under 10,000 sq. ft.	16	53,822	8.6	$25.93	$28.67
Over 10,000 sq. ft.	11	221,048	11.8	14.72	15.52
Total New Leases	27	274,870	11.1	16.92	18.09

Renewal Leases
Under 10,000 sq. ft.	56	180,531	2.6	$25.44	$25.93
Over 10,000 sq. ft.	4	93,235	2.5	8.05	8.05
Total Renewal Leases	60	273,766	2.6	19.51	19.84

Sub-Total	87	548,636	6.9	18.21	18.96

Percent in Lieu	15	61,369	n.a.	n.a.	n.a.

Total Q2 2013	102	610,005	6.9	$18.21	$18.96
Total Q1 2013	89	529,769
Total 2013	191	1,139,774

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Total Q2 2013	53	267,233	4.1	$18.73	$19.42	$17.27	$1.46	8.5%	$2.15	12.4%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q2 2013 Supplemental Package	18

Glossary of Terms

Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall	All mall shop locations excluding anchor and freestanding stores.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retails locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Rolling twelve month sales for mall stores less than 10,000 square feet.
Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.

Q2 2013 Supplemental Package	19